Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, PURSUANT TO SECTION 1350

OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

I, E. Will Gray II, Interim Chief Financial Officer of New Era Energy & Digital, Inc. (the “Company”), certify that:

1)	the Annual Report on Form 10-K of the Company for the period ending December 31, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 11, 2026	/s/ E. Will Gray II
E. Will Gray II
Interim Chief Financial Officer